                                                                      Exhibit 99

                            Global Structured Finance

                              BoAMS 2004-02 Group 3
                                15 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $81,448,909.08
Loan Count: 158
Cut-off Date: 2004-02-01
Avg. Loan Balance: $515,499.42
Avg. Orig. Balance: $516,951.74
W.A. FICO*: 745
W.A. Orig. LTV: 58.61%
W.A. Cut-Off LTV: 58.44%
W.A. Gross Coupon: 5.3466%
W.A. Net Coupon: 5.0931%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 176 months
W.A. Rem. Term: 176 months
W.A. Age: 0 months
% over 80 COLTV: 1.01%
% over 100 COLTV: 0.00%
% with PMI: 1.01%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 58.34%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.31%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
   Original Balance     Percent
-------------------------------
250,001 - 350,000         2.95%
-------------------------------
350,001 - 450,000        24.03
-------------------------------
450,001 - 550,000        31.43
-------------------------------
550,001 - 650,000        22.29
-------------------------------
650,001 - 750,000        11.28
-------------------------------
750,001 - 850,000         1.98
-------------------------------
850,001 - 950,000         2.26
-------------------------------
950,001 - 1,050,000       1.21
-------------------------------
1,050,001 - 1,150,000     2.57
-------------------------------
Total:                  100.00%
-------------------------------

Average: $516,951.74
Lowest: $335,502.00
Highest: $1,100,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
   Cut-Off Balance      Percent
-------------------------------
250,001 - 350,000         2.95%
-------------------------------
350,001 - 450,000        24.03
-------------------------------
450,001 - 550,000        31.43
-------------------------------
550,001 - 650,000        22.29
-------------------------------
650,001 - 750,000        11.28
------------------------------
750,001 - 850,000         1.98
-------------------------------
850,001 - 950,000         2.26
-------------------------------
950,001 - 1,050,000       2.43
-------------------------------
1,050,001 - 1,150,000     1.35
-------------------------------
Total:                  100.00%
-------------------------------

Average: $515,499.42
Lowest: $334,311.03
Highest: $1,096,095.20

--------------------------------------------------------------------------------

4. Index

----------------
 Index   Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
    Coupon      Percent
-----------------------
4.751 - 4.875     1.27%
-----------------------
4.876 - 5.000     1.05
-----------------------
5.001 - 5.125     8.24
-----------------------
5.126 - 5.250    49.95
-----------------------
5.251 - 5.375    12.99
-----------------------
5.376 - 5.500    12.98
-----------------------
5.501 - 5.625     6.80
-----------------------
5.626 - 5.750     3.44
-----------------------
5.751 - 5.875     2.60
-----------------------
6.126 - 6.250     0.66
-----------------------

----------------
Total:   100.00%
----------------

W.A.: 5.347
Lowest: 4.875
Highest: 6.250

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.12%
----------------------
750 - 799       50.80
----------------------
700 - 749       30.31
----------------------
650 - 699       13.39
----------------------
600 - 649        2.39
----------------------
Total:         100.00%
----------------------

W.A.: 745
Lowest: 620
Highest: 839

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
    Loan Purpose      Percent
-----------------------------
Refinance-Rate/Term    61.69%
-----------------------------
Purchase               22.50
-----------------------------
Refinance-Cashout      15.81
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              72.79%
-----------------------
PUD Detach       21.77
-----------------------
Condo             4.13
-----------------------
2-Family          0.70
-----------------------
Cooperative       0.61
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             42.21%
------------------------
Reduced           30.36
------------------------
Standard          24.41
------------------------
All Ready Home     3.02
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             91.87%
--------------------------
Secondary            8.13
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.99%
-----------------------
RGIC              0.54
-----------------------
UGIC              0.47
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    49.99%
--------------------
Florida       12.20
--------------------
Virginia       4.54
--------------------
Maryland       4.04
--------------------
Arizona        3.17
--------------------
Other         26.06
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------

-----------------------------
Northern California    33.09%
-----------------------------
Southern California    66.91
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
85259        2.31%
------------------
90049        2.16
------------------
91765        1.80
------------------
90266        1.52
------------------
94306        1.39
------------------
Other       90.82
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.43%
---------------------------
Y                     0.57
---------------------------

---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               5.20%
-----------------------
144               0.70
-----------------------
156               0.66
-----------------------
180              93.44
-----------------------
Total:          100.00%
-----------------------

W.A.: 176.5 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  5.20%
--------------------------------
121 - 168                  1.37
--------------------------------
175 - 180                 93.44
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 176.0 months
Lowest: 119 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  54.54%
-------------------------
1 - 6              45.46
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
***20.00          2.90%
-----------------------
20.01 - 25.00     1.20
-----------------------
25.01 - 30.00     3.53
-----------------------
**** denotes less than or equal to

-----------------------
30.01 - 35.00     3.06
-----------------------
35.01 - 40.00     2.12
-----------------------
40.01 - 45.00     7.31
-----------------------
45.01 - 50.00     8.99
-----------------------
50.01 - 55.00    10.14
-----------------------
55.01 - 60.00    11.01
-----------------------
60.01 - 65.00    10.41
-----------------------
65.01 - 70.00     9.26
-----------------------
70.01 - 75.00    10.90
-----------------------
75.01 - 80.00    18.17
-----------------------
85.01 - 90.00     1.01
-----------------------
Total:          100.00%
-----------------------

W.A.: 58.61%
Lowest: 14.55%
Highest: 90.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
 Cut-Off LTV    Percent
-----------------------
***20.00          2.90%
-----------------------
20.01 - 25.00     1.20
-----------------------
25.01 - 30.00     3.53
-----------------------
30.01 - 35.00     3.06
-----------------------
35.01 - 40.00     2.12
-----------------------
40.01 - 45.00     7.31
-----------------------
45.01 - 50.00     8.99
-----------------------
50.01 - 55.00    10.14
-----------------------
55.01 - 60.00    11.01
-----------------------
60.01 - 65.00    10.41
-----------------------
65.01 - 70.00     9.99
-----------------------
70.01 - 75.00    10.17
-----------------------
75.01 - 80.00    18.17
-----------------------
85.01 - 90.00     1.01
-----------------------
Total:          100.00%
-----------------------

W.A.: 58.44%
Lowest: 14.49%
Highest: 89.69%

--------------------------------------------------------------------------------

Banc of America Securities LLC

*** denotes less than or equal to

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-02 Group 5
                        15 & 30 Yr Fixed Rate - Seasoned
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $127,571,452.18
Loan Count: 357
Cut-off Date: 2004-02-01
Avg. Loan Balance: $357,343.00
Avg. Orig. Balance: $423,964.38
W.A. FICO*: 727
W.A. Orig. LTV: 68.28%
W.A. Cut-Off LTV: 60.59%
W.A. Gross Coupon: 7.0426%
W.A. Net Coupon: 6.7891%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 290 months
W.A. Rem. Term: 248 months
W.A. Age: 41 months
% over 80 COLTV: 1.38%
% over 100 COLTV: 0.00%
% with PMI: 2.95%
% over 80 with PMI: 100.00%
W.A.MI Coverage: 20.53%
W.A. MI Adjusted LTV: 60.11%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.99%
% Conforming: 3.52%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
 Original Balance     Percent
-----------------------------
150,001 - 250,000       0.12%
-----------------------------
250,001 - 350,000      21.88
-----------------------------
350,001 - 450,000      40.44
-----------------------------
450,001 - 550,000      19.42
-----------------------------
550,001 - 650,000      14.61
-----------------------------
650,001 - 750,000       0.96
-----------------------------
750,001 - 850,000       1.85
-----------------------------
950,001 - 1,050,000     0.72
-----------------------------

-----------------------------
Total:                100.00%
-----------------------------

Average: $423,964.38
Lowest: $191,250.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
  Cut-Off Balance   Percent
---------------------------
***50,000             0.12%
---------------------------
50,001 - 150,000      0.85
---------------------------
150,001 - 250,000     1.90
---------------------------
250,001 - 350,000    38.65
---------------------------
350,001 - 450,000    31.70
---------------------------
450,001 - 550,000    16.79
---------------------------
550,001 - 650,000     6.90
---------------------------
650,001 - 750,000     0.54
---------------------------
750,001 - 850,000     1.85
---------------------------
850,001 - 950,000     0.69
---------------------------
Total:              100.00%
---------------------------

Average: $357,343.00
Lowest: $9,075.45
Highest: $884,345.27

--------------------------------------------------------------------------------

4. Index

-----------------
 Index   Percent
-----------------
FIX       100.00%
-----------------
Total:    100.00%
-----------------

--------------------------------------------------------------------------------

5. Product Type

-----------------------
Product Type   Percent
-----------------------
30 YR            61.48%
-----------------------
15 YR            38.52
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------
*** denotes less than or equal to

6. Coupon

-----------------------
    Coupon      Percent
-----------------------
6.126 - 6.250     0.67%
-----------------------
6.251 - 6.375     1.91
-----------------------
6.376 - 6.500     2.74
-----------------------
6.501 - 6.625     7.12
-----------------------
6.626 - 6.750    11.32
-----------------------
6.751 - 6.875    21.40
-----------------------
6.876 - 7.000    11.16
-----------------------
7.001 - 7.125    11.19
-----------------------
7.126 - 7.250     9.77
-----------------------
7.251 - 7.375     9.46
-----------------------
7.376 - 7.500     6.58
-----------------------
7.501 - 7.625     3.74
-----------------------
7.626 - 7.750     1.27
-----------------------
7.751 - 7.875     1.07
-----------------------
7.876 - 8.000     0.52
-----------------------
8.001 - 8.125     0.07
-----------------------
Total:          100.00%
-----------------------

W.A.: 7.043
Lowest: 6.250
Highest: 8.125

--------------------------------------------------------------------------------

7. Credit Score

-----------------------
 Credit Score   Percent
-----------------------
800 - 849         1.86%
-----------------------
750 - 799        36.64
-----------------------
700 - 749        31.82
-----------------------
650 - 699        22.52
-----------------------
600 - 649         7.16
-----------------------
Total:          100.00%
-----------------------

W.A.: 727
Lowest: 620
Highest: 815

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose
-----------------------------
   Loan Purpose       Percent
-----------------------------
Refinance-Rate/Term    39.41%
-----------------------------
Purchase               38.86
-----------------------------
Refinance-Cashout      21.73
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              67.65%
-----------------------
PUD Attach       25.39
-----------------------
Condo             4.66
-----------------------
2-Family          1.03
-----------------------
Townhouse         0.53
-----------------------
3-Family          0.39
-----------------------
4-Family          0.34
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
 Documentation   Percent
------------------------
Rapid             64.47%
------------------------
Standard          32.05
------------------------
Reduced            1.89
------------------------
All Ready Home     1.26
------------------------
Stated             0.33
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             93.27%
--------------------------
Secondary            5.61
--------------------------
Investor             1.12
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             97.05%
-----------------------
MGIC              0.87
-----------------------
UGIC              0.86
-----------------------
RGIC              0.54
-----------------------
RMIC              0.25
-----------------------
GEMIC             0.23
-----------------------
PMIC              0.20
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

------------------------
State            Percent
------------------------
California        43.23%
------------------------
Texas              8.79
------------------------
Florida            7.51
------------------------
North Carolina     3.89
------------------------
Colorado           3.17
------------------------
Other             33.40
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    57.52%
-----------------------------
Southern California    42.48
-----------------------------

-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
94002        0.99%
------------------
95118        0.88
------------------
20874        0.78
------------------
95014        0.76
------------------
94549        0.76
------------------
Other       95.85
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    95.70%
---------------------------
1                     4.30
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.67%
-----------------------
156               0.36
-----------------------
162               0.21
-----------------------
180              37.29
-----------------------
300               0.67
-----------------------
360              60.81
-----------------------
Total:          100.00%
-----------------------

W.A.: 289.7 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
49 - 54                    0.09%
--------------------------------
55 - 60                    0.46
--------------------------------
61 - 108                   0.42
--------------------------------
109 - 114                  1.34
--------------------------------
115 - 120                  4.64
--------------------------------
121 - 168                 31.58
--------------------------------
181 - 228                  0.39
--------------------------------
235 - 240                  0.46
--------------------------------
241 - 288                  1.30
--------------------------------
289 - 294                  1.14
--------------------------------
295 - 300                  3.27
--------------------------------
301 - 342                 54.91
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 248.4 months
Lowest: 54 months

Highest: 331 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
25 - 30            14.15%
-------------------------
31 - 36            53.90
-------------------------
49 - 54             0.07
-------------------------
55 - 60            23.24
-------------------------
61 or greater       8.64
-------------------------
Total:            100.00%
-------------------------

W.A.: 41.4 months
Lowest: 29 months
Highest: 155 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
    OLTV        Percent
-----------------------
20.01 - 25.00     0.24%
-----------------------
30.01 - 35.00     2.57
-----------------------
35.01 - 40.00     2.13
-----------------------
40.01 - 45.00     3.05
-----------------------
45.01 - 50.00     3.66
-----------------------
50.01 - 55.00     6.65
-----------------------
55.01 - 60.00     6.71
-----------------------
60.01 - 65.00     8.26
-----------------------
65.01 - 70.00    14.02
-----------------------
70.01 - 75.00    12.50
-----------------------
75.01 - 80.00    37.51
-----------------------
80.01 - 85.00     0.53
-----------------------
85.01 - 90.00     1.88
-----------------------
90.01 - 95.00     0.29
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.28%
Lowest: 23.10%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
 Cut-Off LTV    Percent
-----------------------
***20.00          0.97%
-----------------------
20.01 - 25.00     0.56
-----------------------
25.01 - 30.00     1.30
-----------------------
30.01 - 35.00     4.05
-----------------------
35.01 - 40.00     4.22
-----------------------
40.01 - 45.00     4.94
-----------------------
45.01 - 50.00     7.67
-----------------------
50.01 - 55.00     9.52
-----------------------
55.01 - 60.00     7.34
-----------------------
60.01 - 65.00    13.90
-----------------------
65.01 - 70.00    11.13
-----------------------
70.01 - 75.00    13.62
-----------------------
75.01 - 80.00    19.39
-----------------------
80.01 - 85.00     0.23
-----------------------
85.01 - 90.00     0.86
-----------------------
90.01 - 95.00     0.29
-----------------------
Total:          100.00%
-----------------------

W.A.: 60.59%
Lowest: 1.90%
Highest: 91.20%

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or

*** denotes less than or equal to
issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.